Letter to Stockholders

InvenTrust Properties

October 6, 2017

Dear Fellow Stockholder,

This hurricane season will be difficult to forget. The images of heart-breaking destruction and devastation are hard to comprehend. We know many of our stockholders were in the path of these storms and our thoughts and prayers continue to go out to you and all others struggling through the aftermath of these historic events. In the wake of tragedy, it is a testament to the human spirit to see the countless compassionate and selfless acts people have performed for their neighbors and community. We know the recovery will be ongoing for weeks and months, and we continue to partner with our tenants to ensure their recovery timeline is as brief as possible.

Over the past few weeks we have done a complete evaluation of all our properties in the path of these storms. We were fortunate to have sustained only minor wind and water damage at our properties, and more importantly all of our team members are safe. I was truly impressed with how the InvenTrust team responded and worked closely with our tenants to assess the damage, start the clean-up and complete the repairs at the numerous properties impacted by the storms.

We are pleased to report that all of our centers have power and our tenants are open for business and serving customers. We view this as an important recovery step for the different communities, given that 17 of our 19 properties in Houston and Florida are anchored by home improvement tenants or grocery stores. We expect our centers to serve as gathering places that will help bring the community together, assist in repairing homes and provide much needed necessities for families in the area. This is one way we feel we can participate in the recovery and help the neighborhood return to normal.

As of the printing of this letter, we anticipate minimal financial impact to InvenTrust from the hurricanes and while we are confident we have the appropriate levels of insurance to cover any wind or water damage, IVT does not anticipate filing an insurance claim at this time. If additional weather events occur, we will provide further updates as needed. In the weeks and months ahead, InvenTrust will continue to hold those impacted by these storms close to our hearts. We will also support the relief efforts in any way we can including making a donation to different charities on behalf of our dedicated employees.

PROPERTY MAP OF HOUSTON ASSETS


1 Antoine Center
2 Bay Colony Town Center
3 Blackhawk Town Center
4 Cyfair Town Center
5 Eldridge Town Center
6 Northwest Marketplace
7 Price Plaza
8 Riverstone Shopping Center
9 Stables Town Center I & II
10 Tomball Town Center
11 Victory Lakes Town Center
12 Windermere Village
Tomball
Spring
Humble
Liberty
HOUSTON
Bellaire
South Houston
La Porte
Sugarland
Rosenberg
East Bernard
Pearland
Seabrook
League City

PROPERTY MAP OF FLORIDA ASSETS



1 Boynton Commons
2 Gateway Market Center
3 Peachland Promenade
4 Plantation Grove
5 Rio Pinar Plaza
6 Sarasota Pavilion
7 Suncrest Village
8 Westfork Plaza & Paraiso Parc
Orlando
Tampa
Miami

Frequently Asked Questions from Our Stockholders

When will the Company announce a new estimated share value?

On May 5th, 2017, our Board of Directors announced an updated estimated share value of $3.29 per share which represented a $0.15 improvement over last year. We anticipate the next estimated share value to be announced in May 2018.

Can you provide an update on Highlands REIT since its spin-off from InvenTrust?

As many of you know, in 2016, we spun-off InvenTrust's non-core assets into a stand-alone, independent company - Highlands REIT. Highlands has its own management team and Board of Directors guiding the company and executing on their business strategy. Per their prospectus filed with the Securities and Exchange Commission and available on Highlands' website, their investment objectives are to preserve, protect and maximize the total value of their portfolio in connection with their evaluation of various strategic opportunities while seeking to provide stockholders with a return of their investment by liquidating and distributing net sales proceeds. For additional information related to Highlands' please contact their Investor Services team at 844-421-0533.

When is InvenTrust going to execute a liquidity event?

Over the last 18 months, IVT has made significant progress on the Company's pure-play retail portfolio transformation, driven by our goal of having the right centers in the right markets. InvenTrust's team has purchased open-air grocery anchored and necessity-based power centers in growing Sun Belt markets, while also opportunistically selling assets in low growth markets where value has been maximized. We continue to believe that the execution of these initiatives will give us the financial flexibility to effectively evaluate, and potentially pursue various liquidity options for our stockholders when the appropriate market conditions exist.

When will those market conditions exist to pursue a liquidity option?

At this time it is unclear. As many of you are aware, currently, a negative perception of retail and retail REITs currently exists in the institutional investment community. With widespread store closings, the impact of e-commerce on brick and mortar retail, and the uncertainty coming out of Washington, the investment fundamentals for retail REITs will need to improve before we can consider pursuing a liquidity event. InvenTrust will take advantage of this timeline disruption and continue to perfect our portfolio by purchasing e-commerce resistant assets, with high occupancy levels, generating and growing income into our portfolio. Once the fundamentals improve, we will be in a better position to potentially pursue various liquidity options. Go Paperless Did you know you can view your account statement, InvenTrust stockholder communications and other information online at no cost to you and significantly reduce the printing and mailing cost for the Company! Upon registering for e-delivery, stockholders will be notified by e-mail when a new document becomes available online. Then stockholders simply login via the InvenTrust website to view the new documents or any other account information needed. The registration process is simple and painless, just contact us at 855- 377-0510 or investorrelations@inventrustproperties.com. Please consider participating in this new “green” initiative. For every stockholder that signs up for e-delivery, a tree will be planted with American Forests, an organization that has been protecting and restoring forests for more than 140 years. 3rd Quarter Cash Distribution Enclosed is a check for your cash distribution equaling $0.017375 per share for the third quarter of 2017. If you have invested through a trustee, a distribution statement is enclosed in lieu of a check. As always please feel free to contact us with any questions at 855-377-0510 or investorrelations@inventrustproperties.com. Sincerely, INVENTRUST PROPERTIES CORP. Thomas P. McGuinness President, CEO Forward-Looking Statements in this letter, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 Forward-looking statements are statements that are not historical, including statements regarding management’s intentions, beliefs, expectations, plans or predictions of the future and are typically identified by words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain and involve known and unknown risks that are difficult to predict. For a discussion of factors that could materially affect the outcome of the Company’s forward- looking statements and our future results and financial condition, see the Risk Factors included in the Company’s most recent Annual Report on Form 10-K, as updated by any subsequent Quarterly Report on Form 10-Q, in each case as filed with the Securities and Exchange Commission. The Company intends that such forward-looking statements be subject to the safe harbors created by Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, except as may be required by applicable law. You are cautioned not to place undue reliance on any forward-looking statements, which are made as of the date of this letter. The Company undertakes no obligation to update publicly any of these forward-looking statements to reflect actual results, new information, future events, changes in assumptions, or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If the Company updates one or more forward-looking statements, no inference should be drawn that it will make additional updates with respect to those or other forward looking statements.